UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2014

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On November 21, 2014, Tanger Factory Outlet Centers, Inc. (the “Company”), announced that its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”), completed a public offering of the Operating Partnership's $250 million in aggregate principal amount 3.750% Senior Notes due 2024 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as joint book-running managers. The Notes were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to a shelf registration statement on Form S-3. The Underwriting Agreement has been previously filed on Form 8-K on November 14, 2014.
The Notes are governed by the Indenture, dated as of March 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to Street Bank and Trust Company), as supplemented by the Fourth Supplemental Indenture, dated as of November 5, 2005, the Fifth Supplemental Indenture, dated as of August 16, 2006, the Sixth Supplemental Indenture, dated as of July 2, 2009, the Seventh Supplemental Indenture, dated as of June 7, 2010, the Eight Supplemental Indenture, dated as of November 25, 2013, and the Ninth Supplemental Indenture, dated as of November 21, 2014, further amended or supplemented from time to time. A copy of the Ninth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation
The information in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this report:

Exhibit 4.1
Ninth Supplemental Indenture to the Senior Indenture, dated as of November 21, 2014, among Tanger Properties Limited Partnership and U.S. Bank National Association (as successor in interest to Street Bank and Trust Company).

Exhibit 99.1	Press release announcing Tanger’s closing of a public offering of senior notes due in 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2014

TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By:  TANGER GP TRUST, its sole general partner

By:  /s/ Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President and Treasurer